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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 13, 2003
                        (date of earliest event reported)


                        American Honda Receivables Corp.
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             California                     333-104875           33-0526079
-------------------------------            ------------      -------------------
(State or Other Jurisdiction of            (Commission        (I.R.S. Employer
        Incorporation)                     File Number)      Identification No.)

                        American Honda Receivables Corp.
                               700 Van Ness Avenue
                           Torrance, California 90501
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (310) 781-4100
                                                           ----- --------

                                    No Change
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         In connection with the offering of the Honda Auto Receivables 2003-3 Owner Trust, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                    99.1 - Related Computational Materials (as defined in Item 5 above).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              American Honda Receivables Corp.

                                              By: /s/ Y. Takahashi
                                                  ----------------------------
                                                  Name: Y. Takahashi
                                                  Title:   President

August 13, 2003



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EXHIBIT INDEX





Exhibit No.     Description
-----------     -----------

99.1            Related Computational Materials (as defined in Item 5 above).